Exhibit 10.8

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of October 23, 2014 (this “Amendment”), between PARLEX 5 FINCO, LLC, a Delaware limited liability company (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 4, 2014 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Seller and Buyer have agreed to amend the Maximum Amount set forth in the Repurchase Agreement in the manner set forth herein, and Blackstone Mortgage Trust, Inc. (“Guarantor”) agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1. Amendment to Repurchase Agreement. The defined term, “Maximum Amount”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended by deleting the number “$500,000,000” and substituting in lieu thereof the number “$1,000,000,000”.

SECTION 2. Amendment Effective Date. This Amendment and its provisions shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date that this Amendment was executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor, along with the delivery of that certain Amendment No. 1 to Fee and Pricing Letter dated as of the date hereof between Seller and Buyer and such other documents as Buyer or counsel to Buyer reasonably requested including, without limitation, secretary certificates and bring down letters (affirming the legal opinions provided to Buyer on the Closing Date), each dated as of the Amendment Effective Date.

SECTION 3. Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions and its undertakings and obligations set forth in the Repurchase Agreement and each other Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of March 13, 2014 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer, to the extent of the Obligations (as defined therein), as such obligations may be increased in connection with the increase of the maximum facility size to $1,000,000,000 pursuant to this Amendment, and (b) that as of the date hereof Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Amended and Restated Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7. Expenses. Seller and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 8. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER: PARLEX 5 FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name: Douglas Armer Title: Managing Director, Head of Capital Markets and Treasurer

BUYER: WELLS FARGO BANK, N.A., a national banking association

By:	/s/ Allen Lewis
Name: Allen Lewis Title: Director

With respect to the acknowledgments set forth in Section 4 herein: GUARANTOR: BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas Armer
Name: Douglas Armer Title: Managing Director, Head of Capital Markets and Treasurer